MONARCH PROPERTIES, INC.

                   1998 OMNIBUS SECURITIES AND INCENTIVE PLAN
                          STOCK OPTION AWARD AGREEMENT

                       EMPLOYEE NON-QUALIFIED STOCK OPTION

     THIS AGREEMENT  made as of  _______________,  199_, by and between  MONARCH
PROPERTIES,    INC.,   a   Maryland    corporation    (the    "Company"),    and
___________________ (the "Optionee").


                                   WITNESSETH:

     WHEREAS, the Company has adopted the Monarch Properties, Inc. 1998 Omnibus Securities and Incentive Plan (the "Plan") for the benefit of its officers, key employees and directors and the officers, key employees and directors of its Affiliates, and

     WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

     NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

     1.   Definitions

          Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

     2.   Grant of Option

          The Committee hereby grants to the Optionee an Option to purchase [INSERT # OF SHARES] shares of the Company's Common Stock ("Shares")[, exercisable in quantities of _________ (___) or more Shares per Option,] for a price per Share equal to [INSERT PRICE] (the "Option Price"). The Option granted under this Agreement is intended by the Committee to be a Non-Qualified Stock Option and the provisions of this Agreement shall be interpreted on a basis consistent with such intent.

     3.   Option Terms and Exercise Period

          a. The Option granted to the Optionee pursuant to this Agreement shall be exercised, and payment by the Optionee of the Option Price shall be made, pursuant to the terms of the Plan.



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          b. All or any part of the Option  awarded under this  Agreement may be exercised by the Optionee no later than ten (10) years after the date of this Agreement.

          c. This Agreement and the Option issued hereunder to the Optionee shall terminate on the earlier of (i) the [_____] anniversary of the date of this Agreement, or (ii) the date on which the Option is fully exercised.

     4.   Vesting

          The Option to purchase the number of Shares set forth in Section 2 shall become exercisable pursuant to the following schedule:

           Number of Complete
            12-Month Periods
               Since Date
           of this Agreement                       Percent Exercisable
           -----------------                       -------------------



Notwithstanding the above schedule, the Option shall be one hundred percent (100%) exercisable in the Option granted under this Agreement if the Optionee's employment with the Company shall terminate on account of the Optionee's death, Permanent and Total Disability or retirement upon or after attaining age sixty-two (62). The Optionee shall forfeit any unexercisable Options upon termination of employment with the Company for any reason other than the Optionee's death, Permanent and Total Disability or retirement upon or after attaining age sixty-two (62).

     5.   Termination of Employment

          Section 6.2(a) of the Plan shall control.

     6.   Restrictions on Transfer of Option

          This Agreement and the Option granted hereunder shall not be transferable otherwise than (a) by will or by the laws of descent and distribution, or (b) by gift to any member of the Optionee's immediate family or to a trust for the benefit of such an immediate family member, and shall be exercisable, during the Optionee's lifetime, solely by the Optionee, except on account of the Optionee's Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a member of the Optionee's immediate family or to a trust for the benefit of such an immediate family member.


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     7.   Exercise of Option

          a. The Option granted hereunder shall become exercisable at such time as shall be provided herein and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at the Company's principal office. The notice shall specify the number of Shares with respect to which the Option granted hereunder is being exercised.

          b. Shares purchased pursuant to this Agreement shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of the date of transfer based on their Fair Market Value.

     8.   Regulation by the Committee

          This Agreement and the Option granted hereunder shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom the Option or any part of the Option granted hereunder has been transferred by will, by the laws of descent and distribution or by gift to a member of the Optionee's immediate family or to a trust for the benefit of such an immediate family member.

     9.   Rights as a Shareholder

          The Optionee shall have no rights as a shareholder with respect to Shares subject to the Option granted hereunder until certificates for Shares of Common Stock are issued to the Optionee.

     10.  Change of Control

          Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, the Option granted hereunder shall automatically become fully vested and exercisable as of the date of such Change of Control.

     11.  Reservation of Shares

          With respect to the Option granted to the Optionee hereunder, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option Price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to such Option.


                                      - 3 -

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     12.  Delivery of Share Certificates

          Within a reasonable time after the exercise of the Option granted hereunder the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

     13.  Withholding

          In the event the Optionee elects to exercise the Option granted hereunder (or any part thereof), if the Company or an Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the Company or Affiliate shall be entitled to deduct and withhold such amounts from any payment to be made to the Optionee hereunder.

     14.  Amendment

          The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would impair the Optionee's rights or entitlements with respect to the Option granted hereunder shall be effective without the consent of the Optionee (unless such amendment is required in order to cause the Option granted hereunder to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

     15.  Plan Terms

          The terms of the Plan are incorporated herein by reference.

     16.  Effective Date of Grant

          The Option granted under this Agreement shall be effective as of the date first written above.

     17.  Optionee Acknowledgment

          By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement


                                      - 4 -

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and that he or she  agrees  to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:                             MONARCH PROPERTIES, INC.

                                    By:
---------------------------            ------------------------------------
                                    Its:
                                        -----------------------------------


WITNESS:

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                                                                    , Optionee
                                    --------------------------------
                                          Print name


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